                                   EXHIBIT 24



                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Clyde R. Moore, Jerry Kronenberg and Fred R. Jones, and each of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, to execute a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of Common Stock of Thomas & Betts Corporation in an aggregate amount up to 60,000 shares of Common Stock and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments and any post-effective amendments to such Registration Statement for the same offering that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.


               SIGNATURE                                TITLE                           DATE
               ---------                                -----                           ----
/s/ Clyde R. Moore                              President and Chief             February 3, 1999
----------------------------------------        Executive Officer and
Clyde R. Moore                                  Director


/s/ Ernest H. Drew                              Director                        February 3, 1999
----------------------------------------
Ernest H. Drew

/s/ T. Kevin Dunnigan                           Chairman of the Board           February 1, 1999
----------------------------------------
T. Kevin Dunnigan

/s/ Jeananne K. Hauswald                        Director                        February 3, 1999
----------------------------------------
Jeananne K. Hauswald

/s/ Fred R. Jones                               Vice President-Chief            February 3, 1999
----------------------------------------        Financial Officer
Fred R. Jones

/s/ Thomas W. Jones                             Director                        February 2, 1999
----------------------------------------
Thomas W. Jones


                                      24


/s/ Ronald B. Kalich, Sr.                       Director                        February 1, 1999
----------------------------------------
Ronald B. Kalich, Sr.

/s/ Robert A. Kenkel                            Director                        February 3, 1999
----------------------------------------
Robert A. Kenkel

/s/ Jerry Kronenberg                            Vice President-General          February 3, 1999
----------------------------------------        Counsel and Secretary
Jerry Kronenberg

/s/ Kenneth R. Masterson                        Director                        February 2, 1999
----------------------------------------
Kenneth R. Masterson

/s/ Thomas C. McDermott                         Director                        February 1, 1999
----------------------------------------
Thomas C. McDermott

/s/ Jean-Paul Richard                           Director                        February 3, 1999
----------------------------------------
Jean-Paul Richard

/s/ Jerre L. Stead                              Director                        February 3, 1999
----------------------------------------
Jerre L. Stead

/s/ William H. Waltrip                          Director                        February 3, 1999
----------------------------------------
William H. Waltrip










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